CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in this Registration Statement on Form N-1A of Nationwide Mutual Funds.


/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 25, 2008